Exhibit 10.30

 CONVERTIBLE PROMISSORY NOTE $50,000 August , 2018 The undersigned to this convertible promissory note (the "Not"), Pura Naturals, Inc., ("Pura") by its duly authorized Officers or agent(s) (the "Maker" or "Pura") for value received, and intending to be legally bound by this agreement and by the terms and conditions herein, promises to pay to the order of Bridgepoint Capital LLC, an Illinois limited liability company ("Payee"), at such place as Payee may designate in writing, the principal sum of $50,000, with no interest accruing on such principal sum for 90 days from the date hereof, with all principal owed hereunder payable in full 90 days from the date hereof (the "Maturity Date"). Origination Fee. Together with principal and any accrued interest, a $2,500 origination fee shall be due and paid at Maturity Date. Renewal. At the sole option of Payee, this Note may be renewed for an additional 90 day term, subject to all other terms and provisions of this Note. Use of Funds. To assist in Pura's immediate cash flow requirements detailed herein, Payee desires to make a loan (the "Loan") to the Maker and retain a right to convert said Loan to apply to any funding or other agreement contemplated at a near future date between Maker and Payee (the "Conversion Right"). The immediate cash flow requirements are: Ace, Orgill, True Value Shows Includes products, travel expenses, show requirements Walmart Meeting D&O insurance Factory Supplies for Grease Beast labels, soap, flow wrap Auditors Edgar Agent M2 Compliance Product manufacturing cost Terms and Conditions. Maker hereby agrees to be legally bound by the terms and conditions herein, including the following. Jordan Miller agrees to personally guaranty this Note and execute a written personal guaranty. Pura Naturals Convertible Promissory Note

Events of Default. It shall be an "Event of Default" hereunder if: (i) Maker fails to pay any amount of principal or interest due hereunder and such failure shall continue for seven (7) days after Payee notifies Maker thereof in writing; or (ii) Maker shall fail to perform or observe any other material term, covenant or agreement on its part to be performed or observed pursuant to this Note, or any other agreement executed by Maker in connection herewith, and the failure of Maker to cure such default within 10 days of written notice of such Default to Maker by Payee. Upon the occurrence and during the continuation of an Event of Default hereunder, Payee shall be entitled, by written notice to Maker, to declare this Note to be, and upon such declaration the entire principal balance hereunder, together with all accrued interest and origination fees thereon, shall become immediately due and payable. In addition, Payee shall be entitled to exercise all rights of Payee hereunder and under applicable laws, including the right to collect from Maker all sums due under this Note. Conversion. At any time while any principal of this Note is outstanding, and subject to the terms and conditions set forth herein, the Payee may elect to convert (a "Conversion") the entire outstanding principal (but not interest) balance of this Note, to apply to any funding or other agreement contemplated at a near future date between Maker and Payee not less than the entire outstanding principal balance: Conversion Notice. Notice of a Conversion by Payee (a "Conversion Notice") shall be made by delivering a written instrument to Maker. The Conversion Notice shall state that that Payee is exercising his rights to affect a Conversion, and shall be effective as of the date set forth on such Conversion Notice. Delivery may be made by US Mail, overnight courier, facsimile, or any other manner reasonably designed to reach the Maker. Miscellaneous. Except as otherwise provided in this Note, Maker hereby waives notice of non-payment, notice of dishonor, and protest of any dishonor. The holder hereof shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy. This Note may be executed in counterparts. Enforceability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such Pura Naturals Convertible Promissory Note 2 provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note. Entire Agreement. This Note expresses the entire agreement between the parties concerning the subject matter hereof and supersedes all previous agreements, whether written or oral, between parties respecting the subject matter hereof. Submission to Jurisdiction. Maker irrevocably (a) agrees that any suit, action or other legal proceeding relating to this Note may be brought only in the Circuit Court of Cook County or in the Northern District of Illinois, at the Payee's option; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which Maker may have to the laying of venue in any such suit, action or proceeding in either such court. Nothing contained herein, however, shall prevent Payee from bringing an action or exercising any rights against any security or against Maker personally, and against any property of Maker, within any other state, initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Illinois shall govern the rights and obligations of Maker and Payee hereunder or of the submission herein made by Maker to personal jurisdiction within the State of Illinois. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Illinois. Confession of Judgment. Notwithstanding any provision hereof or remedy herein to the contrary, Borrower voluntarily and knowingly agrees and authorizes any attorney to appear in any court of record having jurisdiction over this Note or any party hereto and to confess judgment, without process, against Maker and in favor of Payee or its assigns, which judgment shall be joint and several and shall be for the entire amount of any unpaid principal, accrued but unpaid interest, accrued but unpaid charges, and expenses due under this Note and for the reasonable costs of collection, including attorneys' fees, costs, and expenses. Signatures appear on the next page. Pura Naturals Convertible Promissory Note

IN WITNESS WHEREOF, Maker has duly executed this Convertible Promissory Note as of the date first above written.

Pura Naturals, Inc.

By:

Printed Name: Title:

By: /s/ Robert Switzer

Printed Name: Robert Switzer

Title: Chief Operating Officer

Individually:

By:

Jordan Miller, Guarantor

GUARANTY Re: Convertible Promissory Note dated the August , 2018 (the "Note") between Bridgepoint Capital LLC ("Lender") and Pura Naturals, Inc. ("Borrower") and Jordan Miller "Guarantor") In order to induce the above named Lender (hereinafter called the "Lender"); to enter into the above referenced Promissory Note (hereinafter called the "Note") with the above named Borrower (hereinafter called "Borrower"); to enter into such additional Note transaction(s) with Borrower as the Lender, in its sole discretion, may now or from time to time hereinafter deem advisable, for good and valuable consideration, all without notice to the undersigned; to grant to the Borrower such renewal, extension, forbearance, release, or other relinquishment of legal rights as the Lender may in its sole discretion deem advisable, all without notice to the undersigned (hereinafter called "Guarantor"), Guarantor, who, if two or more in number, shall be .ointly and severally bound hereby of more than one Borrower, guarantees absolutely, continually, unconditionally and without limitation to Lender, its successors and assigns the full, prompt and unconditional payment when due whether upon the due date or earlier by reason of acceleration or otherwise, and at all times thereafter, of all the indebtedness, liabilities and obligations of Borrower to Lender, its successors and assigns, hereafter existing, due or to become due, under the above referenced Note, or any other Note now or hereafter made between Lender and Borrower (including any and all existing Notes made between Lender and Borrower before the date hereof). The Guarantor, Jordan Miller, has signed as Guarantor the above referenced Note and by signing this guaranty, acknowledges privity of contract and his contractual and economic benefit from these agreements. In the event Borrower fails to repay the Note, Guarantor agrees to repayment of the Note through garnishment of commission otherwise paid to Guarantor by Lender or its affilaites. Guarantor expressly agrees that the validity of this agreement and the obligations of the Guarantor hereunder shall in no way be terminated, affected, or impaired by reason of the granting by the Lender of any indulgence to the Borrower or by reason of the assertion by the Lender against the Borrower of any of the rights or remedies reserved to the Lender pursuant to the provisions of Note by operation of law or otherwise, the Guarantor hereby waiving all suretyship defenses. Guarantor(s) authorizes Lender, without notice or demand and without affecting their liability hereunder from time to time, with the consent of Borrower, to change any of the terms, conditions, covenants or provisions of any instrument of indebtedness and/or amend, modify, extend, change or supplement any instrument of indebtedness. The Guarantor further covenants and agrees that this Guaranty shall remain and continue in full force and effect as to any renewal, modification, or extension of the Note. Guarantor further agrees to pay all costs and expenses including, without limitation, all court costs and attorneys', paralegal fees, accountants' and expenses paid or incurred by Lender in collection of all or any part of the obligations from, or in prosecuting any action against, Guarantor or any other guarantor of all of any part of the obligations guaranteed herein. The failure of the Lender to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions, or covenants of the Note or to exercise any right therein contained shall not be construed to be a waiver or relinquishment for the future of such terms, provision, covenant or right. Receipt by the Lender of rent with knowledge of the breach of any provision of such Note shall not be deemed a waiver of such breach. No subletting assignment, other transfer of such Note, or any interest therein, whether or not with Lender's consent shall operate to extinguish or diminish the liability of the Guarantor under this Guaranty; and wherever reference is made to the liability of the Borrower, such reference shall be deemed likewise to refer to the Guarantor. The Guarantor waives notice of acceptance of this Guaranty, and further waives protest, presentment, demand for payment, demand for performance, notice of default or non-payment, notice, and any and all rights of subrogation, reimbursement, indemnity, contribution, or any claim which Lender may now or hereafter have against the Borrower or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Borrower's property (including, without limitation, property collateralizing its obligations to Lender, arising from the existence or performance of this Guaranty). Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Guaranty shall be invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity and shall not invalidate the remainder of such remaining provisions of this Guaranty. This Guaranty shall be binding upon the undersigned and upon the successors, heirs and legal representatives of the undersigned and shall inure to the benefit of the Lender's successors and assigns; all references herein to the Borrower and to the undersigned shall be deemed to include their successors, heirs and legal representatives, as applicable. Borrower's successors and assigns shall include, without limitation, receiver, trustee or debtor in possession of or for Borrower. All reference to the singular shall be deemed to include the plural where the context so requires. Convertible Note Guaranty

This Guaranty has been executed, delivered and accepted at and shall be deemed to have been made at Cook County, Illinois, and shall be interpreted and the rights and liabilities of the parties hereto determined, in accordance with the laws and decisions of the State of Illinois, and the undersigned agrees to the exclusive jurisdiction of any state or Federal court within Cook County, Illinois and waives personal service of any and all process upon them, and agrees that all such service of process shall be deemed given upon the earlier of (a) when received or (b) three days after mailing by certified or registered mail or (c) one day after being sent by reputable overnight courier to the undersigned at the address indicated below. Guarantor may change his/their address for purposes of the preceding sentence by prior written notice to Lender. The undersigned waives, at the option of Lender, trial by jury, and objection based on forum non conveniens, and any objection to venue of any action instituted hereunder and consents to such legal or equitable relief as is deemed appropriate by the court. This Guaranty may not be modified orally, but only by a written instrument signed by both Guarantor and Lender. Each individual signing herein below on behalf of Guarantor individually represents and warrants that he has the right, power and authority to sign on behalf of Guarantor; that Guarantor (if a corporation) has passed a resolution authorizing the execution of this Guaranty, that this Guaranty is enforceable against Guarantor in accordance with its terms; that Guaranty is bound hereby. IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on the date first written above. GUARANTOR: , individually Signature Name Home Address City, State, Zip e-mail Cell Phone Convertible Note Guaranty 2